EXHIBIT 99.1

PRECIPIO INC. ANNOUNCES ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

NEW HAVEN, CT, (June 15, 2018) – Specialty diagnostics company Precipio, Inc. (NASDAQ:PRPO), announced today that the Company’s 2018 Annual Meeting of Shareholders, originally scheduled for 9:30 a.m., Eastern Standard Time on Friday, June 15th, 2018 at the offices of the Company at 4 Science Park, New Haven, CT 06511 was adjourned due to the fact that the percentage of shareholders participating in the proxy vote totaled approximately 45%, thereby not reaching the quorum of 50% required to conduct business and approve the measures. The meeting is rescheduled for July 6th, 2018 at 10:00 a.m. Eastern Standard Time at the offices of the Company. Company management noted that of the votes received, all measures requiring a for/against vote received a “For” vote of over 95%.

If you have already voted on your shares you do not need to vote again and we thank you for your support.

“I appreciate the overwhelming shareholder support for the measures put forth by the company, as demonstrated in the affirmative vote of over 95% of voters for these measures,” said Ilan Danieli, CEO of Precipio. “Over the next few weeks, we will be reaching out to additional shareholders through various measures to obtain the necessary additional votes to meet the quorum. The company remains focused on growth and achieving continuous positive results, as have been demonstrated in recent quarters.”

If you have any questions concerning the 2018 Annual Meeting and you are the stockholder of record of your shares, please contact the company by email at investors@precipiodx.com or by phone to (203) 787 7888. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the 2018 Annual Meeting.

About Precipio

Precipio has built a platform designed to eradicate the problem of misdiagnosis by harnessing the intellect, expertise and technology developed within academic institutions and delivering quality diagnostic information to physicians and their patients worldwide. Through its collaborations with world-class academic institutions specializing in cancer research, diagnostics and treatment, such as the Yale School of Medicine and Harvard’s Dana-Farber Cancer Institute, Precipio offers a new standard of diagnostic accuracy enabling the highest level of patient care. For more information, please visit www.precipiodx.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements,” within the meaning of federal securities laws, including statements related to ICP technology, including other financial projections and potential market opportunity, plans and prospects and other statements containing the words “anticipate,” “intend,” “may,” “plan,” “predict,” “will,” “would,” “could,” “should,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the known risks, uncertainties and other factors described in the Company’s quarterly report on form 10-Q for the quarter ended March 31, 2018 and on the Annual Report on Form 10-K for the year ended December 31, 2017, the Company’s prior filings and from time to time in the Company’s subsequent filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. All information in this press release is as of the date of the release and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Additional Information and where to find it

The Company has filed a definitive proxy statement and associated proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) on May 29, 2018. The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s quarterly report on form 10-Q for the quarter ended March 31, 2018 and on the Annual Report on Form 10-K for the year ended December 31, 2017, has been included in the definitive proxy statement filed with the SEC on May 29, 2019. Details containing the nominees of the Company’s Board of Directors for election at the 2018 Annual Meeting of Shareholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement and a form of proxy have been mailed to shareholders of the Company. Investors and shareholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents when available from the Company’s website at www.precipiodx.com.

Inquiries:

investors@precipiodx.com

+1-203-787-7888